UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue, Building 5B Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on April 1, 2016, Armstrong World Industries, Inc. (“AWI”) completed the previously announced separation of its Resilient Flooring and Wood Flooring segments into a separate and independent public company, Armstrong Flooring, Inc. (“AFI”), through the distribution of all of the then outstanding shares of AFI common stock to AWI’s shareholders (the “Separation”).

As a result of the Separation, AWI does not beneficially own any shares of AFI common stock and will no longer consolidate AFI’s financial results for the purpose of its own financial reporting. Beginning in the second quarter of 2016, AFI’s historical financial results for periods prior to April 1, 2016 will be reflected in AWI’s Consolidated Financial Statements as a discontinued operation.

The unaudited pro forma consolidated financial statements of AWI (reflecting the Separation and certain other items, as described therein) and related notes thereto are attached as Exhibit 99.1 to this Current Report on Form 8-K. Such unaudited pro forma financial statements were derived from the historical consolidated financial statements of AWI, which were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

The unaudited pro forma consolidated statements of earnings for each of the years ended December 31, 2015, December 31, 2014 and December 31, 2013 are presented as if the Separation had occurred on January 1, 2013. The unaudited pro forma consolidated balance sheet as of December 31, 2015 is presented as if the Separation had occurred on that date. The unaudited pro forma consolidated financial statements include pro forma adjustments that are based on the best information available and assumptions that management believes are factually supportable. The unaudited pro forma consolidated financial statements have been presented for illustrative and informational purposes only and are not intended to reflect or be indicative of AWI’s consolidated results of operations or financial position had the Separation occurred as of the dates presented, and should not be taken as representation of AWI’s future consolidated results of operations or financial condition. AWI believes that the adjustments included within the Discontinued Operation - AFI column of the unaudited pro forma consolidated financial statements are consistent with the guidance for discontinued operations under GAAP. AWI’s current estimates on a discontinued operations basis are preliminary and could change as the company finalizes discontinued operations accounting to be reported in the Quarterly Report on Form 10-Q for the three and six month periods ending June 30, 2016 and the Annual Report on Form 10-K for the year ending December 31, 2016.

The following unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements of AWI, the accompanying notes to those financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in AWI’s Annual Report on Form 10-K for the year ended December 31, 2015.

The Pro Forma Adjustments column in the unaudited pro forma consolidated financial statements reflects pro forma adjustments that are described in the accompanying notes. The unaudited pro forma consolidated statements of earnings exclude amounts that are non-recurring in nature or not material, including amounts arising in connection with the transition service arrangements between AWI and AFI relating to the Separation.

In connection with, but prior to the completion of, the Separation, AWI received cash dividend proceeds of $50.0 million from AFI, which AWI utilized to reduce outstanding borrowings under the amended and restated credit agreement, dated as of March 15, 2013, among AWI, certain subsidiaries of AWI, as the other borrower and guarantors thereunder, Bank of America, N.A., as administrative agent, and the other lenders and institutions from time to time party thereto.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements about the plans, objectives, expectations and intentions of AWI, including the benefits of the Separation and other related transactions involving AWI and AFI and their subsidiaries, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of AWI’s management, and are subject to uncertainty and changes in circumstances. AWI cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operation of the businesses of AWI and AFI. More detailed information about certain of these and other factors may be found in filings by AWI with the Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K in the sections entitled “Caution Concerning Forward-Looking Statements” and “Risk Factors.” Various factors could cause actual results to differ from those set forth in the forward-looking statements including, without limitation, the risk that the anticipated benefits from the Separation may not be fully realized or may take longer to realize than expected. AWI is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(b)	Unaudited Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of Armstrong World Industries, Inc. as of December 31, 2015, and unaudited pro forma consolidated statements of earnings of Armstrong World Industries, Inc. for the years ended December 31, 2015, 2014 and 2013 are attached as Exhibit 99.1 to this Current Report on Form 8-K.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma consolidated balance sheet of Armstrong World Industries, Inc. as of December 31, 2015, and unaudited pro forma consolidated statements of earnings of Armstrong World Industries, Inc. for the years ended December 31, 2015, 2014 and 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Secretary

Date:	April 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma consolidated balance sheet of Armstrong World Industries, Inc. as of December 31, 2015, and unaudited pro forma consolidated statements of earnings of Armstrong World Industries, Inc. for the years ended December 31, 2015, 2014 and 2013.